UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2020

Shiloh Industries, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-21964 (Commission File Number)	51-0347683 (IRS Employer Identification No.)

880 Steel Drive, Valley City, Ohio 44280

(Address of Principal Executive Offices)  (Zip Code)

(330) 558-2600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SHLO	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

As previously disclosed, on August 30, 2020 (the “Petition Date”), Shiloh Industries, Inc. (the “Company”) and each of its domestic subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions commencing cases under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors’ chapter 11 cases (together, the “Chapter 11 Cases”) are being jointly administered under the caption In re: Shiloh Industries, Inc., Case No. 20-12024 (LSS) (Bankr. D. Del.). The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Senior “Debtor-in-Possession” Financing

As previously disclosed, in connection with the Chapter 11 Cases, on the Petition Date, the Company filed a motion (the “DIP Motion”) seeking, among other things, interim and final approval of postpetition, debtor-in-possession financing (the “DIP Financing”) on the terms and conditions set forth in the proposed Superpriority Secured Debtor-in-Possession Credit Agreement (the “DIP Credit Agreement”), by and among the Company, the other Debtors party thereto as guarantors (the “Guarantors,” and together with the Company, the “Loan Parties”), the lenders party thereto (the “DIP Lenders”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”). The DIP Credit Agreement provides for a senior secured superpriority debtor-in-possession credit facility not to exceed $123.5 million (the “DIP Facility”), consisting of (i) a $23.5 million new money subfacility consisting of revolving loans and (ii) a roll-up of $100 million of commitments under the Company’s existing revolving credit facility, which are deemed loans under the DIP Facility. $18.1 million of the DIP Facility is available following entry of the Interim DIP Order (defined below) and until the entry of the final order approving the DIP Credit Agreement (the “Final DIP Order”), secured by, among other things, (a) a first priority lien on all unencumbered tangible and intangible property and assets of the Loan Parties, (b) a first priority, senior priming lien on all prepetition collateral, and (c) all real property owned or leased by the Company or the Guarantors, subject to certain carve outs.

On September 1, 2020, the Bankruptcy Court issued an order approving the DIP Motion on an interim basis (Docket No. 59) (the “Interim DIP Order”) and authorizing the Loan Parties to, among other things, enter into the DIP Credit Agreement and initially borrow up to $18.1 million. On September 2, 2020, the Company entered into the DIP Credit Agreement with the Lenders, as well as the related postpetition security and pledge agreements with the Administrative Agent. The DIP Credit Agreement is subject to approval by the Bankruptcy Court, which has only been granted on an interim basis. The Debtors will seek final approval of the DIP Credit Agreement at a hearing before the Bankruptcy Court on or about September 25, 2020.

The proceeds from the DIP Financing will be used, subject to the Interim DIP Order and the Final DIP Order, (a) for working capital and other general purposes of the Debtors, including the payment of professional fees and expenses; (b) as provided in the Interim DIP Order and the Final DIP Order to pay the reasonable fees and expenses of the Administrative Agent and the DIP Lenders (including the reasonable fees and expenses of counsel and financial advisors); (c) to pay claims in respect of certain prepetition creditors, which may include, without limitation, employees, taxing authorities and trade vendors in the ordinary course, in each case to the extent authorized by orders of the Bankruptcy Court; and (d) to make adequate protection payments to the prepetition agent and prepetition lenders, each subject to the terms and conditions of the DIP Credit Agreement, the orders of the Bankruptcy Court approving the DIP Credit Agreement and consistent with the financing budget attached to the DIP Motion as an exhibit (the “DIP Budget”), subject to certain exceptions as provided in the DIP Credit Agreement.

The maturity date of the DIP Financing will be the earliest to occur of (a) January 2, 2021, (b) the effective date of a sale of all or substantially all assets of the Debtors and (c) the date upon which any plan of reorganization or plan of liquidation becomes effective. In addition, the DIP Financing is subject to certain repayment events, including, without limitation, 30 days after entry of the Interim DIP Order if the Final DIP Order has not been entered as and when required under the DIP Credit Agreement.

Interest on the outstanding principal amount of the revolving loans under the DIP Credit Agreement will be payable monthly in arrears and on the maturity date at a per annum rate equal to the then applicable Eurocurrency Rate plus: (a) with respect to Eurocurrency Rate Loans, 10.00% and (b) with respect to Base Rate Loans, 9.00%. Upon the occurrence and during the continuance of an event of default, at the election of the agent with the written consent of the required lenders or at the written instruction of the required lenders, all obligations under the DIP Credit Agreement will bear interest at a rate equal to the then current rate plus an additional 2.0% per annum.

The DIP Financing will be subject to certain covenants, including, without limitation, related to the incurrence of additional debt, liens, the making of investments, the making of restricted payments, limits as set forth in the DIP Budget, and certain bankruptcy-related covenants, in each case as set forth in the DIP Credit Agreement, the Interim DIP Order and the Final DIP Order.

The DIP Credit Agreement requires delivery of, among other things, (a) a weekly financial statement including the balance of cash and cash equivalents of the Loan Parties, (b) a weekly “Budget Reconciliation Report,” and (c) an updated budget of projected receipts and expenditures of the Loan Parties for the thirteen-week period following such delivery.

The DIP Credit Agreement provides for customary events of default, including defaults resulting from non-payment of principal, interest or other amounts when due, failure to perform or observe covenants, and the occurrence of certain matters related to the Chapter 11 Cases. Pursuant to the DIP Credit Agreement, the Loan Parties will act in good faith and use commercially reasonable efforts to comply with the sale milestones as described below.

In addition, pursuant to the Interim DIP Order, the Company is subject to the following sale milestones relating to the Chapter 11 Cases:

•

within three business days following the Petition Date, the Debtors must file a motion with the Bankruptcy Court seeking to establish bidding procedures governing the sale of substantially all of the Debtors’ assets (the “Bidding Procedures Motion”);

•	by September 28, 2020 (subject to the availability of the Bankruptcy Court), entry of an order by the Bankruptcy Court approving the Bidding Procedures Motion;
•	by October 26, 2020, deadline for interested parties to submit bids for the purchase of the Debtors’ assets;
•	by October 29, 2002, deadline to hold an auction;
•

by November 10, 2020 (subject to the availability of the Bankruptcy Court), deadline for a Bankruptcy Court hearing to approve the sale(s) of substantially all of the Debtors’ assets (the “Sale Hearing”); and

•	by December 15, 2020, deadline to consummate the sale(s) of substantially all of the Debtors’ assets.
Item 2.03.	Creation of a Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the DIP Financing is incorporated by reference into this Item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 1, 2020, the Company received notice from the Listing Qualifications Staff of the Nasdaq Stock Market LLC (“Nasdaq”) that it had determined to commence proceedings to delist the common stock of the Company at the opening of business on September 10, 2020, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”) on such date, which will remove the Company’s securities from listing and registration on The NASDAQ Stock Market. The notice indicated that this decision was reached as a result of the filing by the Company and the other Debtors of the Chapter 11 Cases under the Bankruptcy Code in the Bankruptcy Court in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1.

The Company does not intend to take any further action to appeal Nasdaq’s decision. Therefore, it is expected that the Company’s common stock will be delisted after the completion of Nasdaq’s application to the SEC to delist the Company’s common stock.

It is expected that the Company’s common stock will begin trading on the OTC Pink Market on September 10, 2020.

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that its equity holders will experience a complete loss on their investment, depending on the outcome of the Chapter 11 process.

Forward-Looking Statements

The statements contained in this Current Report that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The forward-looking statements are made on the basis of management’s assumptions and expectations. As a result, there can be no guarantee or assurance that these assumptions and expectations will in fact occur. The forward-looking statements are subject to risks and uncertainties that may cause actual results to materially differ from those contained in the statements due to a variety of factors, including (1) the duration and severity of the COVID-19 pandemic, any preventive or protective actions taken by governmental authorities, the effectiveness of actions taken globally to contain or mitigate its effects, and any unfavorable effects of the COVID-19 pandemic on either the Company’s manufacturing operations, or those of its customer’s or suppliers; (2) reduction in demand for the Company’s solutions, including any reduction in demand as a result of a COVID-19 triggered economic recession, including any determination that the value of its assets is impaired or that it does not have the ability to continue as a going concern; (3) the Company’s ability to accomplish its strategic objectives; (4) the Company’s ability to obtain future sales; (5) changes in worldwide economic and political conditions, including adverse effects from terrorism or related hostilities; (6) costs related to legal and administrative matters; (7) the Company’s ability to realize cost savings expected to offset price concessions; (8) the Company’s ability to successfully integrate acquired businesses, including businesses located outside of the United States; (9) risks associated with doing business internationally, including economic, political and social instability, foreign currency exposure and the lack of acceptance of the Company’s products; (10) inefficiencies related to production and product launches that are greater than anticipated; (11) changes in technology and technological risks; (12) work stoppages and strikes at the Company’s facilities and that of its customers or suppliers; (13) the Company’s dependence on the automotive and heavy truck industries, which are highly cyclical; (14) the dependence of the automotive industry on consumer spending, which is subject to the impact of domestic and international economic conditions affecting car and light truck production; (15) regulations and policies regarding international trade; (16) financial and business downturns of the Company’s customers or vendors, including any production cutbacks or bankruptcies; (17) increases in the price of, or limitations on the availability of aluminum, magnesium or steel, the Company’s primary raw materials, or decreases in the price of scrap steel; (18) the successful launch and consumer acceptance of new vehicles for which the Company supplies parts; (19) the impact on financial statements of any known or unknown accounting errors or irregularities, and the magnitude of any adjustments in restated financial statements of the Company’s operating results; (20) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases; (21) the effects of the Chapter 11 Cases on the Company and on the interests of various constituents; (22) potential delays in the Chapter 11 process due to the effects of the COVID-19 virus; (23) objections to the DIP Credit Agreement, the Stock and Asset Purchase Agreement, dated as of August 30, 2020 (the “Stock and Asset Purchase Agreement”), by and among Grouper Holdings, LLC, the Company, and each of the Company’s subsidiaries listed on the signature pages thereto, or other pleadings filed that could protract the Chapter 11 Cases; (24) the Bankruptcy Court’s rulings in the Chapter 11 Cases, including the approvals of the terms and conditions of, and the transactions contemplated by, the Stock and Asset Purchase Agreement and the DIP Credit Agreement; (25) the outcome of the Chapter 11 Cases in general; (26) the length of time the Company will operate under the Chapter 11 Cases; (27) risks associated with third-party motions in the Chapter 11 Cases; (28) the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs related to the Chapter 11 Cases; (29) the ability of the Company to meet the closing conditions and successfully consummate the Stock and Asset Purchase Agreement; (30) employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; (31) the trading price and volatility of the Company’s common stock; (32) increases in pension plan funding requirements; (33) the Company’s ability to derive a substantial portion of its sales from large customers; (34) a successful transition of the CEO position and the Company’s ability to successfully identify a qualified and effective full-time CEO; and (35) other factors besides those listed here could also materially affect the Company’s business. See (a) “Part I, Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019 and (b) Part II, Item 1A. Risk Factors” in the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended January 30, 2020 and April 30,

2020 for a more complete discussion of these risks and uncertainties. Any or all of these risks and uncertainties could cause actual results to differ materially from those reflected in the forward-looking statements. These forward-looking statements reflect management’s analysis only as of the date of this Current Report. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of filing this Current Report. In addition to the disclosures contained herein, readers should carefully review risks and uncertainties contained in other documents the Company files from time to time with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHILOH INDUSTRIES, INC.

	By:	/s/ Lillian Etzkorn
Lillian Etzkorn
Date: September 8, 2020	Senior Vice President and Chief Financial Officer